EXECUTION VERSION

FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT
This First Amendment to Loan and Security Agreement (this “Amendment”) is entered into as of March 17, 2018, by and between EAST WEST BANK (“Bank”) and OAKTREE STRATEGIC INCOME CORPORATION (f/k/a FIFTH STREET SENIOR FLOATING RATE CORP.), a Delaware corporation (“Borrower”).
RECITALS
Borrower and Bank are parties to that certain Loan and Security Agreement dated as of January 6, 2016 (as amended from time to time, the “Agreement”).
Borrower has informed Bank that Borrower has changed its legal name from Fifth Street Senior Floating Rate Corp. to Oaktree Strategic Income Corporation. In connection therewith, the parties desire to amend the Agreement in accordance with the terms of this Amendment.
NOW, THEREFORE, the parties agree as follows:
1.All references in the Agreement to “Fifth Street Floating Rate Corp.” hereby are replaced with “Oaktree Strategic Income Corporation”, and all references to “Borrower” in the Agreement shall refer to Oaktree Strategic Income Corporation, a Delaware corporation. All references in the Agreement to the Borrower’s address in Greenwich, CT hereby are replaced with the following address: 333 South Grand Avenue, 28th Floor, Los Angeles, CA 90071, Attention: Legal Department.
2.    The following defined terms and their respective definitions here by are added to Section 1.1 of the Agreement or amended and restated as follows:
“Borrowing Base” means an amount equal to (i) seventy percent (70%) of the aggregate value of the Eligible Loans provided by the Borrower in accordance with Section 6.3(d) that are First Lien Loans, plus (ii) fifty-five percent (55%) of the aggregate value of the Eligible Loans provided by the Borrower in accordance with Section 6.3(d) that are Second Lien Loans, plus (iii) the lesser of (a) forty percent (40%) of the aggregate value of the Eligible Loans provided by the Borrower in accordance with Section 6.3(d) that (1) are Unsecured Loans and (2) with respect to which the Obligor on such Eligible Loan has a trailing twelve (12) month EBITDA greater than Fifteen Million Dollars ($15,000,000) (the “Obligor EBITDA Requirement”) as of the date such Eligible Loan is included in the Borrowing Base and (3) no one customer of an Obligor is the source of revenue in excess of fifteen percent (15%) of the Obligor EBITDA Requirement, and (b) an amount equal to fifteen percent (15%) of the Revolving Line (as determined by Bank with reference to the most recent Borrowing Base Certificate delivered by Borrower), plus (iv) the total amount of Collections on deposit in the Borrowing Base Account. Notwithstanding the foregoing, the aggregate Advances made hereunder with respect to any one Eligible Loan shall not exceed Four Million Dollars ($4,000,000).
“Borrowing Base Account” means Account No. maintained by Borrower with Bank.
“Collections” means all principal, interest and fees with respect to Financed Loans.
“Collections Account” means Account No. maintained by Borrower with Custodian and subject to the Custodian Control Agreement.
“Custodian Control Agreement” means that certain Custodian Control Agreement by and among Custodian, Bank and Borrower dated as of January 6, 2016.
“Excess Collections” means any Collections or any other amounts maintained in the Borrowing Base Account in excess of the Collections included in the Borrowing Base with respect to which Bank has made Advances to Borrower.
“First Amendment” means that first amendment to this Loan and Security Agreement entered into by the parties hereto on the First Amendment Effective Date.

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“First Amendment Effective Date” means March __, 2018.
“Obligor” means any obligor under a Loan.
3.    The following defined term and its respective definition hereby is deleted from the Agreement in its entirety:
“Collections DDA”
4.    Clause (t) of the defined term, “Eligible Loan”, set forth in Section 1.1 of the Agreement hereby is amended and restated as follows:
“(t) such Loan shall not be included on Borrower’s internal list of non-performing credits;”
5.    The second to last sentence in Section 2.1(a) of the Agreement hereby is amended and restated as follows:
“Bank will credit the amount of Advances made under this Section 2.1(a) to Borrower’s designated deposit account at Bank.”
6.    Section 5.5 of the Agreement hereby is amended and restated in its entirety to read as follows:
“5.5    Charter Documents. The Charter Documents are in full force and effect in the form presented to Bank as of the First Amendment Effective Date.”
7.    Section 6.6 of the Agreement hereby is amended and restated in its entirety to read as follows:
“6.6    Bank Accounts. Borrower shall cause each Obligor or, to the extent any Obligors make payments to Custodian with respect to Financed Loans, Custodian, to deposit all payments (including, without limitation, principal, interest and fees) on account of any Financed Loans directly into the Collections Account, subject to the terms and conditions set forth in this Agreement. Borrower shall promptly deliver all payments that it receives with respect to Financed Loans into the Collections Account. Notwithstanding the foregoing, any Collections requested by Borrower to be included in the Borrowing Base, shall be transferred from the Collections Account to the Borrowing Base Account on the Business Day that Borrower delivers to Bank a written request for such transfer and an updated Borrowing Base Certificate (provided that Bank receives such written request and Borrowing Base Certificate by 3:00 p.m. Eastern time on the applicable Business Day). Bank shall at all times have exclusive control of the Borrowing Base Account and restrict Borrower’s access to and use of any amounts maintained in the Borrowing Base Account; provided that, upon Borrower’s written request, Bank shall transfer to the Collections Account any Excess Collections.”
8.    New Section 6.7(c) hereby is added to the Agreement as follows:
“(c)     Minimum Cash at Bank. A balance of cash in demand deposit accounts maintained at Bank by Borrower of not less than Seven Hundred Fifty Thousand Dollars ($750,000) in the aggregate; provided, however, (i) if at any time Borrower fails to comply with the foregoing minimum cash requirement (a “Minimum Cash Default”), such Minimum Cash Default shall not be deemed an Event of Default under this Agreement if Borrower cures such Minimum Cash Default within five (5) Business Days after its occurrence (a “Minimum Cash Default Cure”) (provided that no Credit Extensions shall be made during such cure period), and (ii) Borrower shall be permitted to exercise a Minimum Cash Default Cure no more than once every fiscal quarter of Borrower.”
9.    Exhibit D (Compliance Certificate) to the Agreement hereby is replaced with Exhibit D attached hereto.
10.    Schedule 1 to the Agreement hereby is replaced with Schedule 1 attached hereto.

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11.    No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank’s failure at any time to require strict performance by Borrower of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.
12.    Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.
13.    Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct as of the date of, and after giving effect to, this Amendment, and that no Event of Default has occurred and is continuing.
14.    This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing this Amendment (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original hereof.
15.    As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:
(a)    this Amendment, duly executed by Borrower;
(b)    a UCC name change amendment with respect to Borrower;
(c)    a certificate with respect to incumbency and resolutions of Borrower, authorizing the execution and delivery of this Agreement;
(d)    all reasonable Bank Expenses incurred through the date of this Amendment, which may be debited from any of Borrower's accounts at Bank; and
(e)    such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.
16.    This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

[Balance of Page Intentionally Left Blank]

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EXECUTION VERSION

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

OAKTREE STRATEGIC INCOME CORPORATION (f/k/a FIFTH STREET SENIOR FLOATING RATE CORP.)

By: /s/ Mel Carlisle
Name: Mel Carlisle
Title: Chief Financial Officer

EAST WEST BANK

By:/s/ Michael D. Sinclair
Name: Michael D. Sinclair
Title: Managing Director

[Signature Page to First Amendment to Loan and Security Agreement]

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EXECUTION VERSION

EXHIBIT D
COMPLIANCE CERTIFICATE

TO:	EAST WEST BANK
FROM: OAKTREE STRATEGIC INCOME CORPORATION
(F/K/A) FIFTH STREET SENIOR FLOATING RATE CORP.

The undersigned authorized officer of OAKTREE STRATEGIC INCOME CORPORATION hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (i)  Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below, (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof and (iii) all Financed Loans continue to comply with clauses (q) and (r) of the defined term “Eligible Loans” as set forth in the Agreement. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with the internal accounting and valuation policies in effect as of the Closing Date except as explained in an accompanying letter or footnotes.
Please indicate compliance status by circling Yes/No under “Complies” column.

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Reporting Covenant	Required		Complies

Borrowing Base Certificate	With each request for an Advance, and monthly within 45 days		Yes	No

Compliance Certificate	Monthly within 45 days		Yes	No

Borrower Servicer Report	Monthly within 45 days		Yes	No

Quarterly internal portfolio review package	Quarterly within 60 days (other than with respect to Q4), within 120 days of Q4		Yes	No
Notice of material changes to credit policy or risk rating system, or any risk rating changes within Borrower’s portfolio as reflected in the borrower service reports	Immediately upon the occurrence thereof		Yes	No

10-K and 10-Q reports	FYE within 120 days		Yes	No

Borrower’s Financial Covenants (tested quarterly)	Required	Actual	Complies
Minimum Cash at Bank	$750,000	$_______________	Yes	No
Minimum Net Assets	$275,000,000*	$_________	Yes	No
Minimum Asset Coverage	200%	_________	Yes	No
* increasing by ninety percent (90%) of any increase of net assets as of the end of each fiscal year (with no adjustment for any decreases in net assets), tested as of the end of each fiscal quarter of Borrower, commencing with the fiscal quarter ended September 30, 2015

Comments Regarding Exceptions:  See Attached.
BANK USE ONLY

Received by:
Sincerely,	AUTHORIZED SIGNER

Date:

Verified:
SIGNATURE	AUTHORIZED SIGNER

Date:
TITLE
	Compliance Status		Yes	No

DATE

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Schedule 1
SCHEDULE 1 - FORM OF LOAN AGREEMENT SUPPLEMENT
LOAN AGREEMENT SUPPLEMENT No. [ ]
LOAN AGREEMENT SUPPLEMENT No. [ ], dated _______________, 20____ (“Loan Supplement”), to the Loan and Security Agreement dated as of January 6, 2016 (as amended, restated, or otherwise modified from time to time, the “Loan Agreement”) by and between the undersigned OAKTREE STRATEGIC INCOME CORPORATION (f/k/a FIFTH STREET SENIOR FLOATING RATE CORP.) (“Borrower”) and EAST WEST BANK (“Bank”). Capitalized terms used herein but not otherwise defined herein are used with the respective meanings given to such terms in the Loan Agreement.
To secure the prompt payment by Borrower of all amounts from time to time outstanding under the Loan Agreement, and the performance by Borrower of all the terms contained in the Loan Agreement, Borrower grants Bank, a first priority security interest in each Loan described in Annex A hereto, which Loans shall be deemed to be additional Collateral. The Loan Agreement is hereby incorporated by reference herein and is hereby ratified, approved and confirmed. Annex A (Loan Schedule) is attached hereto. The proceeds of the Loans should be transferred to Borrower’s account with Bank set forth below:
Bank Name:    East West Bank
Account No.:    _______________

Borrower hereby certifies that (a) the foregoing information is true and correct and authorizes Bank to endorse in its respective books and records, the interest rate applicable on the funding date (the “Funding Date”) of the Advance contemplated in connection with this Supplement and the Advance Request and the principal amount set forth below; (b) the representations and warranties made by Borrower in the Loan Agreement are true and correct on the date hereof and shall be true and correct on such Funding Date. No Event of Default has occurred and is continuing under the Loan Agreement. This Supplement may be executed by Borrower and Bank in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.
Advance Funding Date: _____________, 20____
Advance Amount: $____________
Interest Rate: ______%
This Supplement is delivered as of this day and year first above written.

EAST WEST BANK	OAKTREE STRATEGIC INCOME CORPORATION

By:	By:
Name:	Name:
Title:	Title:

Annex A -- Description of Loans

1
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Annex A to Supplement
Upon the funding of the Advance referenced in the Loan Supplement, this schedule and the Loans described below automatically shall be deemed to be a part of the Collateral.

Borrower Name	Borrower Loan #	Original Principal Amount	Outstanding Principal Amount

and all Borrower’s Books relating to the foregoing, and any and all claims, rights and interests in any of the above and all substitutions for, additions, attachments, accessories, accessions and improvements to and replacements, products, proceeds and insurance proceeds of any or all of the foregoing.

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CORPORATE BORROWING CERTIFICATE

BORROWER: OAKTREE STRATEGIC INCOME CORPORATION
(F/K/A FIFTH STREET SENIOR FLOATING RATE CORP.    DATE: March __, 2018

BANK:    EAST WEST BANK

I hereby certify as follows, as of the date set forth above:
1. I am the Secretary, Assistant Secretary or other officer of the Borrower. My title is as set forth below.

2. Borrower’s exact legal name is set forth above. Borrower is a corporation existing under the laws of the State of
Delaware.

3. Attached hereto are true, correct and complete copies of Borrower’s Certificate of Incorporation (including amendments), as filed with the Secretary of State of the state in which Borrower is incorporated as set forth in paragraph 2 above. Such Certificate of Incorporation have not been amended, annulled, rescinded, revoked or supplemented, and remain in full force and effect as of the date hereof.

4. The following resolutions were duly and validly adopted by Borrower’s Board of Directors at a duly held meeting of such directors (or pursuant to a unanimous written consent or other authorized corporate action). Such resolutions are in full force and effect as of the date hereof and have not been in any way modified, repealed, rescinded, amended or revoked, and Bank may rely on them until Bank receives written notice of revocation from Borrower.

Name	Title	Signature	Authorized to Add or Remove Signatories
□
□
□
□
RESOLVED, that any one of the following officers or employees of Borrower, whose names, titles and signatures are below, may act on behalf of Borrower:

RESOLVED FURTHER, that any one of the persons designated above with a checked box beside his or her name may, from time to time, add or remove any individuals to and from the above list of persons authorized to act on behalf of Borrower.

RESOLVED FURTHER, that such individuals may, on behalf of Borrower:

Borrow Money. Borrow money from East West Bank (“Bank”).
Execute Loan Documents. Execute any loan documents Bank requires.
Grant Security. Grant Bank a security interest in any of Borrower’s assets.
Negotiate Items. Negotiate or discount all drafts, trade acceptances, promissory notes, or other indebtedness in which Borrower has an interest and receive cash or otherwise use the proceeds.
Further Acts. Designate other individuals to request advances, pay fees and costs and execute other documents or agreements (including documents or agreement that waive Borrowers right to a jury trial) they believe to be necessary to effectuate such resolutions.

RESOLVED FURTHER, that all acts authorized by the above resolutions and any prior acts relating thereto are ratified.

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5. The persons listed above are Borrower’s officers or employees with their titles and signatures shown next to their names.

By:
Name:
Title:

*** If the Secretary, Assistant Secretary or other certifying officer executing above is designated by the resolutions set forth in paragraph 4 as one of the authorized signing officers, this Certificate must also be signed by a second authorized officer or director of Borrower.

I, the __________________________ of Borrower, hereby certify as to paragraphs 1 through 5 above, as
         [print title]
of the date set forth above.

By:
Name:
Title:

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